UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered

Common stock, no par value	ATLC	Nasdaq Global Select Market
7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market
6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02.         Results of Operations and Financial Condition.

The preliminary financial information as of December 31, 2023, and for the quarter then ended, set forth under Item 8.01 below is incorporated into this Item 2.02 by reference.

Item 7.01.         Regulation FD Disclosure.

On January 24, 2024, Atlanticus Holdings Corporation (the “Company”) issued a press release (the “Press Release”) announcing that it has commenced an underwritten public offering of Senior Notes due 2029 (the “Offering”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 24, 2024, the Company released an investor presentation that will be used by the Company with respect to the Offering (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.         Other Events.

On January 24, 2024, the Company filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Commission”) under its effective shelf registration statement on Form S-3 (Registration No. 333-255834) (the “Preliminary Prospectus Supplement”) in connection with the Offering. The Preliminary Prospectus Supplement contains preliminary financial information as of December 31, 2023, and for the quarter then ended, and includes the following disclosure:

●	Unrestricted cash and cash equivalents: Approximately $339 million
●	Aggregate unpaid gross balance of loans, interest and fees receivable that are reported at fair value: Approximately $2,411 million
●	Notes payable outstanding, net: Approximately $1,862 million
●	Total revenue: Approximately $309 million
●	Net income attributable to common shareholders: In the range of $18-20 million

The preparation of financial statements for the Company for the year ended December 31, 2023, is not yet complete. Accordingly, the preliminary financial information presented in the Preliminary Prospectus Supplement and this Item 8.01 reflects the Company’s estimates of certain financial information as of December 31, 2023 and for the quarter then ended. Management believes the preliminary financial information is reasonable under the circumstances and reflects management’s estimates based solely upon information available as of the date of this Current Report on Form 8-K. These estimates are not meant to be a comprehensive statement of the Company’s results for this period and should not be viewed as a substitute for financial statements prepared in accordance with applicable accounting standards. Accordingly, you should not place undue reliance on these estimates.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect the Company’s current views with respect to, among other things, its business, operations, financial performance and preliminary financial information as of December 31, 2023 and for the quarter then ended. You generally can identify these statements by the use of words such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. Actual results could differ materially from these estimates because of final adjustments, the completion of the Company’s financial review and closing procedures, and other developments after the date of this Current Report on Form 8-K. Important factors that could cause actual results to differ from our estimates are set forth below.

These risks and uncertainties include those risks described in the Company’s filings with the Commission and include, but are not limited to, risks related to the economy, inflation, loan demand, the capital markets, labor availability and supply chains; the Company’s ability to retain existing, and attract new, merchant partners and funding sources; changes in market interest rates; increases in loan delinquencies; the Company’s ability to operate successfully in a highly regulated industry; the outcome of litigation and regulatory matters; the effect of management changes; cyberattacks and security vulnerabilities in its products and services; and the Company’s ability to compete successfully in highly competitive markets.

The preliminary financial information included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. BDO USA, P.C. has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial information. Accordingly, BDO USA, P.C. does not express an opinion or any other form of assurance with respect thereto. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, the Company disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Disclaimer

This communication does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Launch Press Release, dated January 24, 2024.

99.2	Investor Presentation, dated January 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlanticus Holdings Corporation

Date: January 24, 2024	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer